Exhibit 99.1

INNOVATIVE INDUSTRIAL PROPERTIES Leading Provider Of Real Estate Capital For The Medical - Use Cannabis Industry NYSE: IIPR www.innovativeindustrialproperties.com As of June 24, 2019 1

Notice to Investors & Forward-Looking Statements

This presentation and our associated comments include "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the medical-use cannabis industry; concentration of our portfolio of assets and limited number of tenants; our understanding of our competition and our potential tenants' alternative financing sources; the estimated growth in and evolving market dynamics of the medical-use cannabis market; the demand for medical-use cannabis cultivation and processing facilities; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding medical-use cannabis; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our assets; our expected leverage; changes in the values of our assets; our portfolio of assets; our investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; rates of default on leases for our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated in Part II – Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information.

INNOVATIVE Industrial Properties

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ALAN GOLD, EXECUTIVE CHAIRMAN Co - founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE) PAUL SMITHERS, PRESIDENT & CEO 35+ years of legal and regulatory experience CATHERINE HASTINGS, CFO, CAO & TRESAURER 20 years of accounting and real estate experience - former VP, Internal Audit of BioMed Realty The Team BRIAN WOLFE, VP, GENERAL COUNSEL & SECRETARY Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP BEN REGIN, DIRECTOR OF INVESTMENTS & FINANCE Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty ANDY BUI, CONTROLLER Former Senior Director, Financial Reporting at BioMed Realty The Innovative Industrial Properties team has the proven experience and track record in all aspects of real estate - including acquisitions, management, development and financing, to capitalize on this rapidly expanding industry PEARL LAI, ANALYST COLE TUDOR, ANALYST 3

The Company

FOCUSED STRATEGY

- Medical cannabis approved licensees
- Locations in states with robust medical cannabis approved programs (33 states plus D.C.)
- Acquisition of existing, redeveloped and under development industrial buildings including attached enclosed greenhouse facilities. Acquisition investment includes enhanced HVAC, electrical, plumbing, lighting and robust security systems
- Target initial yields in the mid-to-low teens provided by absolute triple net long-term leases with annual escalations of 3-4%[1]

EXPERIENCED MANAGEMENT TEAM

- Strong, specialized real estate underwriters with over $10 billion in acquisition and development transaction value[2]
- Extensive public company expertise with track record of creating stockholder value

FINANCIAL POSITION

- Conservatively leveraged balance sheet
- Commenced paying dividends on common stock in our 2nd full quarter with a current annualized dividend of $2.40 per share [3]

CONTINUED POTENTIAL GROWTH

- IIP is in various stages of negotiations for additional investments, for both new tenants and expanding partnerships with existing tenants[4]

(1) Initial yield calculated by dividing the initial base rent under the lease by the purchase price for the property. Actual initial yield may vary from targeted initial yield, based on the company's underwriting.
(2) Based on aggregate acquisitions and development activity of BioMed Realty Trust, Inc. (formerly NYSE: BMR) and Alexandria Real Estate Equities, Inc. (NYSE: ARE) during Alan Gold's tenure as a senior executive in each company.
(3) The company declared a second quarter dividend of $0.60 per share on June 14, 2019, which is expected to be paid to common stockholders of record as of June 28, 2019 on July 15, 2019. The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount.
(4) There can be no assurance that we will consummate the acquisition of any of the properties in our current acquisition pipeline on the terms anticipated, or at all.

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The Portfolio Innovative Industrial Properties Portfolio Statistics (as of 6/21/19) Properties 22 Rentable Square Feet (1) 1,658,000 States Arizona, California (6), Colorado, Illinois, Maryland, Massachusetts (2), Michigan (2), Minnesota, New York (2), Ohio (2) and Pennsylvania (3) Total Invested Capital (2) $286.8 Million Average Yield on Invested Capital (3) 14.7% % Leased 100% Weighted Average Lease Length (4) Approximately 15.3 years (1) Includes approximately 321 , 000 square feet under development or redevelopment . (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 229 . 4 million in the aggregate (excluding transaction costs) and $ 57 . 4 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Average yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement or deferral periods, divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 57 . 4 million) . (4) Weighted average lease length calculated by weighting the remaining lease term based on base rent, excluding supplemental rent (with respect to the PharmaCann NY property) and management fees, after the expiration of applicable base rent abatement or deferral periods . 5

Tenant Roster 6

The Portfolio – Tenant Roster (1) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 229 . 4 million in the aggregate (excluding transaction costs) and $ 57 . 4 million for reimbursement of tenant improvements and construction funding, which have been committed . Tenant Amount Invested (1) Comments PharmaCann $68.5 million Vertically integrated, multi - state operator Green Peak Innovations $31.0 million Vertically integrated operator in Michigan Confidential $27.1 million Southern California Portfolio with operator licensed for cannabis cultivation, nursery, manufacturing, processing, delivery and distribution Ascend Wellness $25.0 million Vertically integrated, multi - state operator Vireo Health $25.6 million Vertically integrated, multi - state operator The Pharm $18.0 million Large scale producer, seeking expansion in multiple other markets Holistic Industries LLC $16.9 million One of only a few vertically integrated operators in Maryland Maitri Genetics $16.3 million One of only a few vertically integrated operators in Pennsylvania Holistic Industries, Inc. $12.7 million Vertically integrated operator with management experience across multiple states Confidential $11.5 million Experience operator in Northern California, including licensed dispensary operations The Green Solution $11.3 million One of the leading, vertically integrated operators in Colorado Green Leaf $13.0 million Vertically integrated, multi - state operator. Active in Maryland, Pennsylvania, Ohio and Virginia Emerald Growth Partners $10.0 million Vertically integrated operator in Michigan 7

Financial Statistics Innovative Industrial Properties Financial Statistics Annualized base rent, including property management fees as of 6/21/19 (1) $42.0 million Capital raised (net proceeds), including equity and exchangeable notes $407.0 million Capital committed/invested (2) $286.8 million Current yield on invested capital as of 6/21/19 (3) 14.7% Debt to total gross assets (4) 33.8% Annualized common stock dividend per share (5) $2.40 Long - term targeted dividend payout ratio 75 to 85% of AFFO (8) Shares of common stock outstanding (6) 9,806,194 Estimated 2019 cash general and admin. expense (7) $5.5 – $6.5 million Common stock ownership (directors and officers) (6) 5.2% (1) Includes current base rent, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement or deferral periods (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 229 . 4 million in the aggregate (excluding transaction costs) and $ 57 . 4 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Current yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement or deferral periods, divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 57 . 4 million) . (4) Face value of Exchangeable Senior Notes divided by total gross assets at March 31 , 2019 . (5) Reflects annualized common stock dividend declared on June 14 , 2019 of $ 0 . 60 . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (6) Based on Form 4 filings and 9 , 806 , 194 shares outstanding as of March 31 , 2019 . (7) Management’s estimated range of annual cash general and administrative expense for 2019 . (8) Please refer to the company’s earnings press release issued on May 8 , 2019 for the definition of AFFO (a supplemental non - GAAP financial measure) and reconciliation of AFFO to GAAP net income available to common stockholders . 8

Medical Cannabis Industry

RAPIDLY GROWING INDUSTRY

- U.S. regulated cannabis sales grew to $8.6 billion in 2017, including $5.9 billion of medical-use cannabis sales, and are expected to reach $22.2 billion by 2022[(1)]

LARGE MARKET & SUPPORT

- 33 U.S. states, where over 200 million Americans live, have legalized cannabis for medical use[(2)]
- In May 2018, an estimated 2.1 million people used or were registered to use legalized medical cannabis
- Overwhelming popular support for medical-use cannabis, with 93% of Americans supporting patient access to medical-use cannabis, if recommended by a doctor[(3)]

WIDE VARIETY OF QUALIFIED MEDICAL CONDITIONS

- Including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post-traumatic stress disorder, migraines, arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness[(4)]

INNOVATIVE Industrial Properties

(1)Source: ArcView Market Research
(2)Source: ProCon.org
(3)Source: 2018 poll by Quinnipiac University
(4)From medical-use cannabis regulations and disclosures on applicable state government websites.

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HIGHLIGHTS FOCUSED STRATEGY CONSERVATIVELY LEVERAGED BALANCE SHEET EXPERIENCED MANAGEMENT TEAM STRONG & GROWING INDUSTRY 10